                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director or Officer of MCN CORPORATION, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel
L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1996, including all amendments.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of February, 1997.



                                       /s/  Stephen E. Ewing
                                       ------------------------
                                            Stephen E. Ewing

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director or Officer of MCN CORPORATION, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel
L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1996, including all amendments.


     IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of February, 1997.



                                                  /s/ William K. McCrackin
                                                  -------------------------
                                                      William K. McCrackin

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director or Officer of MCN CORPORATION, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel
L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1996, including all amendments.


     IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of February, 1997.



                                                    /s/ Roger Fridholm
                                                    -----------------------
                                                        Roger Fridholm

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director or Officer of MCN CORPORATION, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel
L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1996, including all amendments.


     IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of February, 1997.




                                                     /s/ Frank M. Hennessey
                                                     ------------------------
                                                         Frank M. Hennessey

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director or Officer of MCN CORPORATION, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel
L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1996, including all amendments.


     IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of February, 1997.



                                                      /s/ Thomas H. Jeffs II
                                                      -----------------------
                                                          Thomas H. Jeffs II

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director or Officer of MCN CORPORATION, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel
L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1996, including all amendments.


     IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of February, 1997.



                                                        /s/ Bill M. Thompson
                                                        ----------------------
                                                            Bill M. Thompson

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director or Officer of MCN CORPORATION, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel
L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1996, including all amendments.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of February, 1997.



                                                        /s/ Dale A. Johnson
                                                        ---------------------
                                                            Dale A. Johnson

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director or Officer of MCN CORPORATION, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel
L. Schiffer and Harold Gardner, and each of them, her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in her name and on her behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1996, including all amendments.


     IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of February, 1997.



                                                      /s/ Helen O. Petrauskas
                                                      ------------------------
                                                          Helen O. Petrauskas

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director or Officer of MCN CORPORATION, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel
L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1996, including all amendments.


     IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of February, 1997.



                                                          /s/ Howard F. Sims
                                                          ---------------------
                                                              Howard F. Sims

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director or Officer of MCN CORPORATION, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III and Daniel L. Schiffer, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1996, including all amendments.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of February, 1997.



                                                          /s/ Harold Gardner
                                                          --------------------
                                                              Harold Gardner

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director or Officer of MCN CORPORATION, a Michigan corporation, does hereby constitute and appoint, Daniel L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1996, including all amendments.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of February, 1997.



                                                     /s/ Alfred R. Glancy III
                                                     -------------------------
                                                         Alfred R. Glancy III